UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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VII PEAKS CO-OPTIVIST INCOME BDC II, INC.
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VII PEAKS CO-OPTIVIST INCOME BDC II, INC.

Notice of Annual Shareholder Meeting of Shareholders

Tuesday, June 21, 2016

10:00 A.M.

Proxy Materials

4 Orinda Way, Suite 125-A
Orinda, CA 94563

1-(855) 889-1778

Dear Shareholder:

I am pleased to invite you to attend the 2016 Annual Meeting of Shareholders of VII Peaks Co-Optivist Income BDC II, Inc. (the “Company”), which will be held at our offices located at 4 Orinda Way, Suite 125-A, Orinda, CA 94563, on Tuesday, June 21, 2016, at 10:00 A.M. The purposes of the meeting are to:

1.	Elect one (1) director of the Company;

2.	Ratify the appointment of Burr Pilger Mayer, Inc. as our independent registered public accounting firm for our fiscal year ending December 31, 2016;

3.	Transact other business as may properly come before the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Please read and consider each proposal carefully. Your participation is important. Whether or not you plan to attend the annual meeting, it is essential that you read the materials that follow, visit our website and contact us through email if you have any questions. Your participation in the governance of the Company is very valuable to us.

Only shareholders of record at the close of business on Monday, April 25, 2016 may vote at the meeting or submit a vote before the meeting date.

The Company has enclosed a copy of the proxy statement and the proxy card. The proxy statement, the proxy card and the Annual Report are also available at www.proxyvoting/com.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE READ, COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD, OR VOTE OVER THE TELEPHONE OR THE INTERNET AS PROMPTLY AS POSSIBLE, IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. WE ENCOURAGE YOU TO VOTE: 1. FOR THE ELECTION OF TWO OF OUR DIRECTORS. 2. IN FAVOR OF THE APPOINTMENT OF BURR PILGER MAYER, INC.

BY ORDER OF THE BOARD OF DIRECTORS,

Gurpreet Chandhoke

Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 21, 2016:

THE PROXY STATEMENT AND ANNUAL REPORT TO SECURITY HOLDERS ARE AVAILABLE AT HTTP://www.proxyvoting.com/viipeaks

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PROXY STATEMENT

Of

VII Peaks Co-Optivist Income BDC II, Inc.

4 Orinda Way, Suite 125-A

Orinda, CA 94563

You are invited to attend VII Peaks Co-Optivist Income BDC II, Inc. (the “Company”) annual meeting of stockholders on Friday, June 21, 2016, 10:00 A.M. The purpose of the meeting is to vote on the items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of the Company. Please read the proxy materials carefully and consider the information presented when deciding how to vote your shares at the annual meeting of shareholders. The proxy materials presented include this proxy statement, our annual report to stockholders for the fiscal year ending December 31, 2015, and the enclosed proxy card.

PURPOSE OF MEETING

At the Annual Meeting, stockholders will be asked consider and act upon:

(1)	To elect one (1) director;

(2)	To ratify the selection by our Board of Burr Pilger Mayer, Inc.as our registered public accounting firm for the fiscal year ending December 31, 2016;

(3)	To transact any other business that may properly be brought before the meeting or any adjournment thereof.

The Board knows of no other business to be presented for consideration at the Annual Meeting. Each proposal is described in more detail in this Proxy Statement.

INFORMATION ABOUT THE ANNUAL MEETING, PROXIES AND VOTING QUESTIONS AND ANSWERS ABOUT THE MEETING AND THE PROPOSALS

Q: Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?

A: Under rules recently approved by the Securities Exchange Commission (“SEC”), the Company is now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each shareholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the Proxy Card sent to shareholders of record and on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to shareholders who hold their shares in “street name” (i.e. in the name of a broker, bank or other record holder). The Notice will also include instructions for shareholders who hold their shares in street name on how to access the proxy card to vote over the internet. Voting over the Internet will not affect your right to vote in person if you decide to attend the Annual Meeting; however, if you wish to revoke your proxy, you must first notify the Corporate Secretary of your intent to vote in person, and vote your shares at the Annual Meeting.

On or about May 6, 2016, we will send all stockholders of record as of April 25, 2016 a Notice instructing them as to how to receive their proxy materials via the Internet this year. The amended proxy materials will be available on the Internet as of May 6, 2016.

Q: Who is soliciting proxies for the annual meeting?

A: Proxies are being solicited on behalf of the Board.

Q: What is being voted on?

A: Our stockholders will vote on the following items at the annual meeting:

1.	The election of one (1) director who has been nominated to serve on the Board.

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2.	To consider a proposal to ratify the appointment of Burr Pilger Mayer, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	To consider such other business as may properly come before the annual meeting.

Q: Who is entitled to vote?

A: Only stockholders of record as of the close of business on April 25, 2016 may vote at the annual meeting.

Q: How many votes do I have?

A: Each share of our common stock that you owned on the record date entitles you to one vote on each matter that is voted on.

Q: How many shares can vote?

A: On the record date, there were 6,223,414 shares of our Common Stock outstanding.

Q: How does the Board recommend I vote on these proposals?

A: The Board recommends that you vote:

•	FOR the election of Jeya Kumar to serve as director until the 2019 annual meeting of stockholders and until his successor is duly elected and qualified;

•	FOR the ratification of the appointment of Burr Pilger Mayer, Inc.as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

Q: How do I vote?

A: The enclosed proxy card describes three ways to vote, in addition to attending the annual meeting and voting your shares in person. You can vote:

•	by telephone;

•	via the Internet; or

•	by completing, signing and returning a signed proxy card in the envelope provided.

If you vote by telephone or Internet, you do not need to return your proxy card.

Even if you plan to attend the annual meeting and vote in person, please complete, sign and return your proxy card or cast your vote by telephone or over the Internet as described on the enclosed proxy card. That way, if you plan to attend the annual meeting but are unable to do so for any reason, your shares will still be represented at the annual meeting.

If you later decide to attend the annual meeting and want to vote in person, you may do so. If your shares are registered in your name and you want to vote at the annual meeting, no additional forms will be required. If your shares are held for you in the name of a bank, broker, or other nominee holder, you will have to obtain a legal proxy from the nominee holder to vote your shares at the annual meeting, as described below.

Q: What if I hold my shares in a brokerage account?

A: If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokers also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your brokerage firm on your vote instruction form. Under the current rules, if you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. The proposal to approve the ratification of Burr Pilger Mayer, Inc., as our independent registered public accounting firm (Proposal Two) is considered to be a discretionary item and your brokerage firm will be able to vote on that item even if it does not receive instructions from you, so long as it holds your shares in its name.

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The Election of Directors (Proposal One) is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal and your vote will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.

If your shares are held in street name, you must bring an account statement or letter from your bank or brokerage firm showing that you are the beneficial owner of the shares as of the record date (April 25, 2016) in order to be admitted to the meeting on June 21, 2016. To be able to vote your shares held in street name at the meeting, you will need to obtain a Proxy Card from the holder of record. We will be unable to accept a vote from you at the annual meeting without that Proxy Card from your holder of record.

Q: What if I sign and return my proxy card or voting instruction form but don’t specify how I want my votes to be cast?

A: If you sign and return your proxy card but do not mark any boxes showing how you wish to vote, the proxies designated on the card, Gurpreet S. Chandhoke or Stephen F. Shea, who are managing members of VII Peaks Capital, LLC, our investment manager, will vote your shares:

•	FOR the election of the nominee to serve as a director until the 2019 annual meeting of stockholders and until his successor is duly elected and qualified;

•	FOR the ratification of the appointment of Burr Pilger Mayer, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

•	in such individual’s discretion, on all other matters which might come before the annual meeting.

Q: What if I vote or return a proxy and later want to change my vote?

A: If your shares are registered in your name, you may change your vote at any time before the meeting in one of four ways. You may:

•	notify our Corporate Secretary in writing that you want to change your vote and specify the change;

•	vote in person at the annual meeting;

•	submit a proxy card dated later than your prior vote; or

•	re-vote by telephone or via the Internet.

You may send written notices to our Corporate Secretary at our offices at: c/o VII Peaks Capital, LLC, 4 Orinda Way, Suite 125-A, Orinda, CA 94563, Attention: Corporate Secretary.

Please note that if you hold your shares through a bank, broker, or other nominee holder and you wish to change your vote, you must deliver your change to that nominee. Remember that if a nominee holds your shares for you and you wish to vote in person at the annual meeting, you must obtain a Proxy Card from that nominee authorizing you to vote at the annual meeting. We will be unable to accept a vote from you at the annual meeting without that Proxy Card.

Q: Can I revoke my proxy after I return it?

A: Yes. You can revoke your proxy at any time before the annual meeting by sending a written revocation or a later dated proxy to our Corporate Secretary at the address specified above.

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Establishing a Quorum and Votes Required

Q: What is a quorum?

A: A quorum is the number of shares of capital stock of a corporation that must be represented in person or by proxy in order to transact business. For each of the proposals to be presented at the meeting, our Bylaws requires that one-third of our outstanding shares of our capital stock entitled to vote must be represented in person or by proxy. That means that a quorum will consist of one-third of the total possible votes of shares of stock issued and outstanding on April 25, 2016, the Record Date, or a total of 6,223,414 shares. Shares of stock represented in person or by proxy (including “broker non-votes” and shares that abstain or do not vote with respect to a particular proposal to be voted upon) will be counted for the purpose of determining whether a quorum exists at the meeting for that proposal. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

Q: What happens if I abstain from voting or do not give voting instructions to my broker?

A: If you submit a properly executed proxy, your shares will be counted in determining whether a quorum is present, even if you abstain from voting or withhold authority to vote on a particular proposal. If you abstain from voting or withhold authority to vote in the election of directors, doing so will have no effect on the election, because the nominee who receives the greatest number of votes, regardless of the actual number of votes cast, will be elected as director.

Q: What is a “broker non-vote” and how are they counted?

A: A so-called “broker non-vote” occurs when banks, brokers or other nominee holders return a valid proxy but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter or have not received specific voting instructions from the stockholder for whom they are holding shares.

On certain “routine” matters (such as ratification of the appointment of an independent registered accounting firm) a broker or other nominee holder has discretionary voting power to vote the shares on the stockholder’s behalf without receiving instructions. However, nominee holders do not have discretionary authority to vote on “non-routine” matters (such as election of directors) and therefore cannot vote without receiving specific voting instructions.

If a broker fails to return a valid proxy, the votes represented by that proxy are not counted in determining whether a quorum is present, nor do those shares affect any proposals requiring a percentage of the votes cast or a specific percentage of the shares present and authorized to be cast. If the broker returns a valid proxy without marking a vote or abstaining, the votes represented by the proxy will be counted in determining whether a quorum is present and any designated proxies named in the card would be entitled to exercise discretionary voting power if the proxy card so provides. The proxy card for the annual meeting grants such discretionary voting power to Gurpreet S. Chandhoke and Stephen F. Shea, who are our officers. If the broker returns a proxy after crossing out a “non-routine” proposal as to which the broker cannot exercise discretionary voting power and has not received voting instructions, the shares represented by the proxy will be counted in determining whether a quorum is present but will not be counted as shares entitled to vote on the proposal. Therefore, broker non-votes on any “non-routine” matters would have the effect of reducing the number of shares necessary to constitute a majority of the shares present and entitled to vote on the proposal, but otherwise would not be counted as votes either for or against the proposal.

Q: What vote is required to elect directors?

A: Assuming a quorum is present at the annual meeting, the nominee who receives the highest number of votes will be elected as director. Abstentions and instructions withholding authority to vote for one or more nominees will result in those nominees receiving fewer votes, but will not count as votes against a nominee. The election of directors is a “non-routine” matter. Therefore, if you do not instruct your broker how to vote with respect to the election of directors, your broker may not vote with respect to this proposal and those votes will be deemed broker non-votes. Broker non-votes are not counted for the purpose of determining whether directors are elected, and therefore will not have the effect of a negative vote with respect to the election of directors.

Q: What vote is required to ratify Burr Pilger Mayer, Inc. as our independent registered public accounting firm?

A: Ratification of the appointment of Burr Pilger Mayer, Inc. as our independent registered public accounting firm will require an affirmative vote of a majority of votes that are present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Because the ratification of the independent registered public accounting firm is a discretionary matter, broker non-votes may result in a vote for this item.

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Q: Who will count the votes?

A: A duly sworn representative of Phoenix American Financial Services, Inc. will count the votes and act as the inspector of elections at the meeting.

Q: Are there any expenses associated with soliciting proxies for the annual meeting?

A: Yes. We will bear the expense of soliciting proxies for the annual meeting and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. We do not anticipate hiring an agency to solicit votes at this time. Our officers and other employees may solicit proxies in person or by telephone, although there are no contracts or arrangements to do so. Any such officers or other employees will receive no special compensation for soliciting proxies.

Q: What is a stockholder proposal?

A: A stockholder proposal is a recommendation or requirement from a stockholder that we or the Board take action on a matter that the stockholder intends to present at a meeting of stockholders. However, under applicable Securities and Exchange Commission, or SEC, rules, we have the ability to exclude certain matters proposed, including those that deal with matters relating to our ordinary business operations.

Q: Can anyone submit a stockholder proposal?

A: To be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1% of our common stock, for at least one year by the date you submit your proposal. You also must continue to hold those securities through the date of the meeting.

Q: If I wish to submit a stockholder proposal for the 2016 annual meeting of stockholders, what action must I take?

A: If you wish us to consider including a stockholder proposal in the proxy statement and form of proxy for the 2016 annual meeting of stockholders, you must submit the proposal, in writing, so that our Corporate Secretary receives it no later than December 31, 2016 (which is 120 calendar days before the anniversary of the date of this proxy statement) in order to be included in the proxy statement and form of proxy relating to that meeting. In addition, the proposal must meet the requirements for stockholder proposals established by the SEC.

Send your proposal to:

VII Peaks Co-Optivist Income BDC II, Inc.,

c/o VII Peaks Capital, LLC

4 Orinda Way, Suite 125-A

Orinda, CA 94563

Attn: Corporate Secretary

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of the April 25, 2016 record date, information with respect to the beneficial ownership of our common stock by:

•	Each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	Each of our directors and executive officers; and

•	All of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on 6,223,414 shares of common stock outstanding as of April 25, 2016.

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Shares Beneficially Owned Immediately Prior to This Offering (1)
Name	Number	Percentage
5% Stockholders
None	—	—%
Executive Officers:
Michelle Kleier	—	—%
Emily Silva	—	—%
Garima Kakani	—	—%
Interested Directors:
Gurpreet (Gurprit) S. Chandhoke	—	—%
Stephen F. Shea	—	—%
Independent Directors:
Jeya Kumar	—	—%
Amit Mahajan	—	—%
Robert Winspear	—	—%
All officers and directors as a group (6 persons)	—	—%

The following table sets forth, as of the date of this prospectus, the dollar range of our equity securities that is expected to be beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned (1) (2) (3)
Interested Directors:
Gurpreet (Gurprit) S. Chandhoke	None
Stephen F. Shea	None
Independent Directors:
Jeya Kumar	None
Amit Mahajan	None
Robert Winspear	None

Proposal No. 1 – ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our board of directors. Pursuant to our charter, the board of directors is divided into three classes, designated Class I, Class II, and Class III. At the Meeting, one Class I director shall be elected for a three-year term. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his successor is duly elected and qualified.

Mr. Jeya Kumar has been nominated for election for a three year term expiring in 2018. If elected, Mr. Kumar will continue to serve as an independent director. Mr. Kumar is not being proposed for election pursuant to any agreement or understanding between themselves and the Company.

Mr. Kumar has consented to being named in this proxy statement and to serving as director if elected at the Meeting.

A stockholder can vote for or withhold his or her vote from the nominee. If a stockholder withholds his or her vote for the nominee, such shares will not be voted with respect to the nominee indicated. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the board of directors as a replacement. The board of directors has no reason to believe that the person named below will be unable or unwilling to serve.

Information about the Nominees and Directors

As described below under “Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the board of directors has identified certain desired attributes for the director nominee. The director nominee has demonstrated high character and integrity, superior credentials and recognition in his field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominee also have sufficient time available to devote to the affairs of the Company, are able to work with the other members of the board of directors and contribute to the success of the Company and can each represent the long-term interests of the Company’s stockholders as a whole. Our directors and director nominee have been selected such that the board of directors represents a range of backgrounds and experience.

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Certain information, as of the Record Date, with respect to the nominees for election at the Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that each such individual should serve as a director of the Company, in light of the Company’s business and structure.

Nominee for Class I Director—Term Expiring 2016

Nominee	Age	Director Since	Independent	Expiration of Term	Principal Occupation or Affiliation	Committees
Jeya Kumar	61	2012	Yes	2016	Advisor at MediaLink Singapore	Audit; Nominating and Corporate Governance

Jeya Kumar

Since July 2013 to the present, Mr. Kumar has been an advisor at MediaLink Singapore, which is engaged in Media and IT services. From April 2012 to the present, he has served as an Independent Director at Spring Seed Capital in Singapore. Spring Seed Capital is a Singapore government entity investing in Singapore based startups. From November 2011 to July 2013 he was the CEO (Asia Pacific) for IPSoft Inc., which is engaged in technology led IT management services. Prior to joining IpSoft, he was the Advisor to Patni Computer Systems, Ltd. (“Patni”), which provides consulting, technology and business process outsourcing, and product engineering services. Prior to being an advisor to Patni, from February 2009 to May 2011, Mr. Kumar served as the Chief Executive Officer of Patni, where he drove the company’s global operations and defined and executed the company’s long-term strategy.

From January 2008 to January 2009, Mr. Kumar served as the Chief Executive Officer of MphasiS Limited, which provides applications services, infrastructure services, and business process outsourcing services. Prior to MphasiS, from September 2006 to January 2008, Mr. Kumar was Senior Vice-President of Sun Microsystems (“Sun”), which sold computers, computer components, computer software, and information technology services, and was a member of Sun’s Executive Management Group. At Sun, Mr. Kumar was responsible for his business unit’s financial performance, strategy, marketing, portfolio management, in-market management, product engineering, technology development, M&A and channels in more than 120 countries. Prior to this, he held various management and executive positions with a number of global technology firms.

Mr. Kumar has a Masters of Business degree from Curtin University, Australia; Bachelors of Business degree from the Royal Melbourne Institute of Technology, Australia; and postgraduate diplomas in Computer Science, Management Studies and Marketing Management. He also attended the Advanced Management Program at Oxford University.

Mr. Kumar’s broad and extensive experience as an executive officer for global companies, including being responsible for such companies performance and strategy support his appointment to the board of directors.

Current Directors—Not up for Election at the Meeting

Class II Directors—Term Expiring 2017

Nominee	Age	Director Since	Independent	Expiration of Term	Principal Occupation or Affiliation	Committees
Robert Winspear	50	2012	Yes	2017	President of Winspear Investments, LLC	Audit, Nominating and Corporate Governance

Stephen F. Shea	46	2015	No	2017	Director and Member of Investment Committee	Managing Partner

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Robert Winspear

Robert Winspear has served as the Chief Financial Officer of Excel Corporation since May 2014. Excel Corporation (OTC: EXCC) provides transaction processing and related services to medium and small businesses in the US.

Mr. Winspear has been the President of Winspear Investments LLC, a Dallas based private investment firm specializing in lower middle market transactions, since September 2002. Winspear Investments has made investments in a wide range of industries including banking, real estate, distribution, supply chain management, mega yacht marinas and hedge funds.

Prior to forming Winspear Investments, Mr. Winspear was Vice President and Chief Financial Officer of Associated Materials Incorporated, a nationwide manufacturer and distributor of residential building products consisting primarily of vinyl siding and windows, from June 1993 to May 2002.

Mr. Winspear began his professional career in the Dallas office of Arthur Andersen where he worked as an auditor from 1988 to 1993. He holds a Bachelor of Business Administration and a Masters of Professional Accounting from the University of Texas at Austin.

Mr. Winspear is on the board of directors of Alpha Financial Technologies/EAM Corporation, located in Grapevine Texas.

Mr. Winspear’s extensive investment experience as Vice President and Chief Financial Officer of Associated Materials Incorporated and service on the board of directors Alpha Financial Technologies/EAM Corporation support his appointment to the board of directors.

Stephen F. Shea

Mr. Shea has been a Managing Partner of VII Peaks since August 2009. Prior to joining VII Peaks, Mr. Shea worked as a consultant with investment banking and venture/private equity teams and helped registered investment advisers integrate and build out offerings into distribution channels with his long standing connections at a number of wire houses. Mr. Shea also advised hedge funds on new seeding opportunities in the commodities/futures space. Prior to his consulting work, from October 2005 to March 2007, Mr. Shea was Vice President of Institutional Sales RIA Team for Fidelity Investments in San Francisco, spending the majority of his time as a director of sales for Institutional Investment Managers, RIA wealth management teams and banks and trust companies. In addition, Mr. Shea was responsible for the signing, business development and retention of SEC registered RIA relationship in San Francisco and the Pacific Northwest. Prior to working for Fidelity Investments, Mr. Shea worked for Wentworth, Hauser and Violich Investment Counsel. At Wentworth, Mr. Shea was a member of Stock Selection and Investment Policy committees. He co-developed an open architecture WRAP, Sub-Advised, RIA platform. Before that, from December 1999 to March 2001, Mr. Shea worked at Deutsche Bank/Alex Brown. At Deutsche Bank/Alex Brown, Mr. Shea acted as a lead broker for many of the top technology executives.

Mr. Shea holds a BS in Business and Finance from St. Mary’s College in California.

Class III Directors—Term Expiring 2018

Nominee	Age	Director Since	Independent	Expiration of Term	Principal Occupation or Affiliation	Committees
Gurpreet (Gurprit) S. Chandhoke	41	2012	No	2018	Director and Member of Investment and Audit Committees	Chairman

Amit Mahajan	40	2012	Yes	2018	Director at PineBridge Investments	Nominating and Corporate Governance

Gurpreet (Gurprit) S. Chandhoke

Mr. Chandhoke has been our Chief Executive Officer and President since our inception. Mr. Chandhoke has also been a Managing Partner and Chief Investment Officer of VII Peaks since its inception in April 2009. From August 2006 to February 2009, Mr. Chandhoke was Senior Vice President of Deutsche Bank Technology Investment Banking Group in San Francisco. From August 2005 to August 2006, Mr. Chandhoke worked for UBS Investment Bank as an Associate Director.

Before founding VII Peaks in 2009, Mr. Chandhoke had more than six years of investment banking experience. Mr. Chandhoke led several different types of debt issuances and restructuring discussions and transactions with technology companies and financial sponsors while at Deutsche Bank and UBS Investment Bank. During his tenure at both institutions he also participated in diverse corporate finance and M&A transactions in the internet, enterprise software and infrastructure and communications technology sectors. Mr. Chandhoke’s responsibilities at Deutsche Bank and UBS Investment Bank also involved the issuance of debt securities ranging from bank debt, corporate debt, high yield and convertible debt securities. Mr. Chandhoke also worked on corporate finance transactions ranging from mergers and acquisitions, initial public offerings, follow-on offerings, debt issuances and recapitalizations at both Deutsche Bank and UBS Investment Bank.

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Mr. Chandhoke received a Master of Business Administration in Finance and Entrepreneurship from the Wharton School of Business. Mr. Chandhoke also received a Master Degree of Science in Electrical Engineering and a Master Degree of Science in Mechanical Engineering from the University of Minnesota and a Bachelor’s Degree in Electrical Engineering from the Government College of Engineering, University of Pune, India. Mr. Chandhoke was chosen as a J.N. Tata Scholar to pursue his graduate studies in the United States.

Mr. Chandhoke’s broad and extensive investment banking experience and involvement in a number of diverse corporate finance and M&A transactions as well as his experience as Chief Investment Officer for VII Peaks supports his appointment to the board of directors.

Amit Mahajan

Since August 2005, Mr. Mahajan has been a Director at PineBridge Investments, a global multi-asset investment manager, where he has been responsible for sourcing, due diligence, and negotiating secondary private equity transactions. Before assuming his current duties at PineBridge, Mr. Mahajan was previously responsible for executing private equity investments across several industries with a focus on global emerging markets.

Mr. Mahajan has over ten years of experience in private equity, banking, and consulting, and began his career with Deloitte Consulting, where he advised multinational clients in energy, telecom, insurance, utilities, and the technology sector. He holds a Bachelor of Science in Computer Science and Engineering from the Institute of Technology, Delhi, India, and a Master of Business Administration from Columbia Business School.

Mr. Mahajan’s extensive experience with investments and private equity transactions at various companies support his appointment to the board of directors.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.

Name, Address and Age	Position(s) Held with Company	Principal Occupation(s) during Past Five Years

Michelle Kleier (48)	Chief Financial Officer, Treasurer and Secretary

As Vice President of Compliance for VII Peaks Capital, LLC since August 2014; Chief Compliance Officer at KBR Capital Markets from April 2013 to September 2013; Chief Financing Officer of real estate fund manager from July 2012 to April 2013; Chief Operating Office of broker dealer from May 2006 to December 2012; instructor and tutor in securities licensing review courses since 1998.

Emily Silva (51)	Chief Compliance Officer	Director at Cipperman Compliance Services (February 2014 to present); Various positions at The Vanguard Group from 1999 to January 2014, including Advertising Compliance Manager.

Garima Kakani (31)	Controller	Senior Analyst with VII Peaks Capital, LLC since December 2013; Manager of Reporting and Analytics with KBR Capital Markets from March 2011 to September 2013; Various positions at D.E. Shaw (Indian branch) from March 2007 to September 2009.

Corporate Governance and Board Matters

Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors is divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

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The board of directors currently has an audit committee and a nominating and corporate governance committee and may establish additional committees from time to time as necessary. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.

A vacancy created by an increase in the number of directors or the death, resignation, removal, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors. As provided in our charter, nominations of individuals to fill the vacancy of a board seat previously filled by an independent director will be made by the remaining independent directors.

Committees of the Board of Directors

Our board of directors has the following committees:

Audit Committee and Financial Expert. The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Jeya Kumar and Robert Winspear, each of whom is independent. Robert Winspear serves as the chairman of the audit committee. Our board of directors has determined that Robert Winspear is an “audit committee financial expert” as defined under SEC rules.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee selects and nominates directors for election by our stockholders, selects nominees to fill vacancies on our board of directors or a committee thereof, develops and recommends to our board of directors a set of corporate governance principles and oversees the evaluation of our board of directors and our management. The nominating and corporate governance committee is currently composed of Jeya Kumar, Amit Mahajan and Robert Winspear, all of whom are independent. Jeya Kumar is expected to serve as chairman of the nominating and corporate governance committee.

Board Leadership Structure

Our business and affairs are managed under the direction of our board of directors. Among other things, our board of directors sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our board of directors, and of any individual director, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, our board of directors may designate one of our directors as chair to preside over meetings of our board of directors and meetings of stockholders and to perform such other duties as may be assigned to him or her by our board of directors.

Presently, Mr. Gurpreet S. Chandhoke serves as the Chairman of our board of directors. Mr. Chandhoke is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act by virtue of his role as Chief Executive Officer of the Company, his service on the Investment Committee and is a Managing Member of VII Peaks Capital, LLC. We believe that Mr. Chandhoke’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairman of our board of directors. We believe that the Company is best served through this existing leadership structure, as Mr. Chandhoke’s relationship with VII Peaks Capital, LLC provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of the audit committee and the nominating and corporate governance committee, each comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet at least once a year without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

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We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

All of the independent directors play an active role on the board of directors. The independent directors compose a majority of our board of directors and are closely involved in all material deliberations related to us. Our board of directors believes that, with these practices, each independent director has an equal involvement in the actions and oversight role of our board of directors and equal accountability to us and our stockholders. Our independent directors are expected to meet separately (i) as part of each regular board of directors meeting and (ii) with our Chief Compliance Officer, as part of at least one board of directors meeting each year.

Our board of directors believes that its leadership structure is the optimal structure for us at this time. Our board of directors, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Risk Oversight and Board Structure

Through its direct oversight role, and indirectly through its committees, the board of directors performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2)reviewing and approving, as applicable, the compliance policies and procedures of the Company; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of key service providers, including the investment adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm of the Company, to review and discuss the activities of the Company and to provide direction with respect thereto; and (5) engaging the services of the chief compliance officer of the Company to test the compliance procedures of the Company and its service providers. Gurpreet Chandhoke, who is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act, serves as both the chief executive officer and chairman of the board of directors. The board of directors feels that Mr. Chandhoke, as chief executive officer of the Company, is the director with the most knowledge of the Company’s business strategy and is best situated to serve as chairman of the board of directors. The Company’s charter, as well as regulations governing business development companies generally, requires that a majority of the board of directors be persons other than “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act. The board of directors does not currently have a lead independent director. The board of directors, after considering various factors, has concluded that its structure is appropriate at this time given the fact that it is a newly-formed entity with no assets. As the Company’s assets increase, the board of directors will continue to monitor its structure and determine whether it remains appropriate based on the complexity of the Company’s operations.

Compensation of Directors

Each of our independent directors is entitled to compensation for his services as a director in the amounts depicted below. We will not pay compensation to our interested directors. In addition, the independent directors will be reimbursed for reasonable out-of-pocket expenses incurred in connection with attending board and committee meetings. There are no pension or retirement benefits being offered to our directors at this time. Amounts payable under this arrangement are determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Retainer Fee	Board Meeting and Committee Meeting Fees (in Person)	Board Meeting and Committee Meeting Fees (by Phone)	Annual Chairperson Fee
$0 to $100 million	$10,000	$500/$250	$250	$1,500
$100 million to $300 million	$20,000	$1,000/$500	$250	$2,500
$300 million to $500 million	$30,000	$1,500/$750	$250	$3,500
Above $500 million	$40,000	$2,000/$1,000	$250	$5,000

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The following table sets forth the compensation of the Company’s directors for the year ended December 31, 2015:

Name	Fees Earned and Payable in Cash	All Other Compensation	Total
Interested Directors
Gurpreet S. Chandhoke	--	--	--
Stephen F. Shea	--	--	--
Independent Directors	--	--	--
Jeya Kumar	$13,500	--	$13,500
Amit Mahajan	$11,000	--	$11,000
Robert Winspear	$14,500	--	$14,500
Bhavin Shah	$6,457	--	$6,457

Attendance at Board and Committee Meetings

The Board and its committees have regular meetings. A quorum of members is established for each meeting held.

Code of Ethics

We and our Manager have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov , or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C.

Communications with the Board

Individuals who wish to communicate with the Company’s Board directly may do so by sending a letter to the home office: Board of Directors, VII Peaks Co-Optivist Income BDC II, Inc., c/o VII Peaks Capital, LLC, 4 Orinda Way, Suite 125-A, Orinda, CA 94563.

Related Party Transactions

Since August 20, 2013, the Company has been managed by VII Peaks Capital, LLC (the “Manager”). Prior to August 20, 2013 the Company was managed by VII Peaks-KBR BDC Advisor II, LLC (the “Prior Manager”), which was wholly-owned by VII Peaks-KBR, LLC which was a joint venture between the Manager and KBR Capital Advisors, LLC (“KBR”).

Investment Advisory Agreement

The Company has entered into an investment advisory agreement with the Manager to manage the Company’s investment activities dated August 20, 2013. Prior to August 20, 2013, the Company’s investment activities were managed by the Prior Manager pursuant to an investment advisory agreement that had substantially the same terms as the Company’s present agreement with the Manager. On August 17, 2015, the non-interested Board Members re-approved the agreement between the Manager and the Company under the agreement’s existing terms. Pursuant to the investment advisory agreement, the Manager implements the Company’s business strategy on a day-to-day basis and performs certain services for us, subject to oversight by our board of directors. The Manager is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investment transactions, asset sales, financings and performing asset management duties. Under the investment advisory agreement, the Manager is entitled to a base management and incentive fee as outlined in the investment advisory agreement with the Company. The base management fee is 2% of net assets below $100 million; 1.75% of net assets between $100 million and $250 million; and 1.5% of net assets over $250 million. For the years ended December 31, 2015, 2014 and 2013, the Company incurred $0.8 million, $0.7 million and $0.4 million of base management fees, respectively.

The incentive fee has two parts. The first part, the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income is 20% of pre-incentive net investment income subject to a quarterly return to investors, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized). The second part of the incentive fee, the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee equals 20% of the Company’s incentive fee capital gains, which will equal the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. For the years ended December 31, 2015, 2014 and 2013, the Company did not incur any incentive fees related to net investment income or capital gains.

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Under GAAP, the Company calculates capital gains incentive fees as if the Company had realized all assets at their fair values and liabilities at their settlement amounts as of the reporting date. GAAP requires that the capital gains incentive fee accrual assume the cumulative aggregate unrealized capital appreciation is realized, even though such unrealized capital appreciation is not payable under the investment advisory agreement. Accordingly, the Company accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. There can be no assurance that such unrealized capital appreciation will be realized in the future and that the provisional capital gains incentive fee will become payable.

Under the investment advisory agreement, the Manager bears all offering and organizational expenses. Pursuant to the terms of the investment advisory agreement, the Company has agreed to reimburse the Manager for any such organizational and offering expenses incurred by the Manager not to exceed 1.5% of the gross subscriptions raised by the Company over the course of the offering period, which is currently scheduled to terminate two years from the initial offering date, unless extended. From each sale of common stock, the Company pays the Manager the lesser of 1.5% of the gross offering proceeds or the amount of unreimbursed offering and organizational expenses incurred by the Manager.

The Manager agreed to assume and pay the Company all amounts due the Company from the Prior Manager as reflected in the Company’s books and records as of August 20, 2013, including any amounts due under the Expense Reimbursement Agreement between the Company and the Prior Manager. The Company agreed to pay the Manager any reimbursable organization and offering expenses incurred by Prior Manager which the Company would otherwise be obligated to reimburse Prior Manager from future sales of the Company’s securities, beginning with any sales of securities occurring after August 20, 2013.

The Company expects that the Manager will continue to incur organizational and offering costs as the Company’s offering continues, and such additional organizational and offering costs will increase the amount to which the Manager will be entitled to reimbursement from gross offering proceeds. Organizational and offering expenses paid for by the Manager and reimbursed by the Company are expensed on the Company’s statement of operations as they are payable to the Manager.

From time to time, the Company has paid directly certain expenses that were classified as organization or offering expenses that should have been borne by the Manager and for which the Manager is obligated to reimburse the Company. As of December 31, 2015, 2014 and 2013, the unreimbursed amount of organization and offering expenses was $0.01 million, $0.03 million and $0.1 million, respectively, which amount is included in “Due from related party” on the Company’s balance sheet as of that date.

Expense Reimbursement Agreement

 On November 9, 2012, the Company entered into an expense reimbursement agreement with the Prior Manager under which the Prior Manager agreed to reimburse the Company for all operating expenses, excluding management fees recognized on the quarterly financial statements of the Company for 2012, retroactive to the date of formation of the Company on August 3, 2011. In 2013, the expense reimbursement agreement was modified to exclude management fees and incentive fees payable to the Manager effective as of January 1, 2013. The Company terminated the expense reimbursement agreement with the Prior Manager when it terminated the investment advisory agreement with the Prior Manager on August 20, 2013. While the Company entered into a new investment advisory agreement with the Manager on August 20, 2013, it did not enter into a new expense reimbursement agreement with the Manager. However, the investment advisory agreement with the Manager includes the Manager’s undertaking to assume and pay the Prior Manager’s obligation to pay us the $1.3 million which had accrued under the Prior Manager’s expense reimbursement agreement. In consideration for such assumption, the Company agreed to pay the Manager all organization and offering costs previously borne by the Prior Manager, subject to the limitation that such organization and offering costs may only be reimbursed to the extent of 1.5% of offering proceeds.

Administration Agreement

 The Company has also entered into an administration agreement with the Manager under which the Manager provides the Company with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and provides or oversees the performance of, the Company’s required administrative services, which include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to its stockholders. Under the administration agreement, we are obligated to reimburse our Manager for our allocable portion of overhead cost incurred by the Manager. During the years ended December 31, 2015, 2014 and 2013, the Company reimbursed the Manager for $0.2 million, $0.1 million and $0.0 million in administration expenses under the administration agreement, respectively.

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Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of the copies of such reports and written representations delivered to the Company by such persons, all filings were made timely during the year ending December 31, 2015.

Required Vote

Each director shall be elected by a plurality of all the votes cast at the meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares of common stock represented by broker non-votes are not considered votes cast and thus have no effect on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

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Proposal No. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee selects and evaluates the independent registered public accounting firm retained to audit the Company’s financial statements. The Audit Committee has appointed the firm Burr Pilger Mayer, Inc. to be the Company’s independent registered public accounting firm for the 2016 fiscal year, and shareholders will vote at the annual meeting to ratify this appointment. Burr Pilger Mayer, Inc. has audited the Company’s financial statements since the Company inception in 2012. The Audit Committee exercises sole authority to approve all audit engagements fees and terms associated with the retention of Burr Pilger Mayer, Inc. The Audit Committee and Board believe that the continued retention of Burr Pilger Mayer, Inc. to serve as our independent auditors is in the best interests of the Company and its shareholders.

Although the Company is not required to seek shareholder ratification on Burr Pilger Mayer, Inc. appointment, the Board believes it is sound corporate governance to do so. Representatives from Burr Pilger Mayer, Inc. will be present at the annual meeting to answer any appropriate questions.

AUDITOR RATIFICATION

We are asking for your ratification of Burr Pilger Mayer, Inc. as our independent registered public accounting firm for fiscal year ending December 31, 2016. The table below summarizes the fees expected or billed for the years ending December 31, 2015 and 2014.

	2015	2014
Audit Fees	$103,290	$71,000
Audit Related Fees	-	-
Tax Fees	5,250	5,000
Other	77,370	94,500
Total	$185,910	$170,500

Audit Fees: Audit fees include fees for services that normally would be provided by Burr Pilger Mayer, Inc. in connection with statutory and regulatory filings or engagements and that generally only an independent accountant can provide. In addition to fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with generally accepted auditing standard, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

Audit-Related Fees: Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Services Fees: Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.

All Other Fees: Other fees would include fees for products and services other than the services reported above.

Audit Committee Report 1

The Company’s Audit Committee has prepared this report for inclusion in this proxy statement. The Audit Committee has been established by the Board for the purpose of acting on behalf of the Board in fulfilling the Board’s responsibility to oversee the accounting and reporting practices. These include the quality and integrity of the financial statements and the internal control over financial reporting. The Committee also evaluates and makes the decision on the qualifications, independence and performance of the Company’s registered public accounting firm engaged as our independent auditors. Management has the primary responsibility for the financial statements and the reporting process, as well as the Company’s internal controls. Burr Pilger Mayer, Inc., our independent registered public accounting firm, is responsible for expressing an opinion on the conformity of our audited financial statements with Generally Accepted Accounting Principles, as well as an opinion on the effectiveness of our internal control over financial reporting.

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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The Audit Committee has reviewed and discussed with both management and Burr Pilger Mayer, Inc. the Company’s financial statements filed with the SEC for the fiscal year ended December 31, 2015. The Audit Committee discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 114, The Auditors Communication with those Charged With Governance, as adopted by the PCAOB in Rule 32007.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by Burr Pilger Mayer, Inc. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by Burr Pilger Mayer, Inc. in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee or through email correspondence with the Audit Committee.

The Audit Committee received and reviewed the written disclosures and the letter from Burr Pilger Mayer, Inc. required by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding Burr Pilger Mayer, Inc.’s communications with the Audit Committee concerning independence, and has discussed with Burr Pilger Mayer, Inc. its independence. The Audit Committee has reviewed the audit fees paid by the Company to Burr Pilger Mayer, Inc.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements of the Company as of and for the year ended December 31, 2015 be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC. The Audit Committee also recommended the appointment of Burr Pilger Mayer, Inc. to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016.

Dated: April 28, 2016

Audit Committee Members:

Robert Winspear, Chairman

Jeya Kumar

Required Vote

The affirmative vote of a majority of the votes cast at the meeting in person or by proxy is required to approve this proposal. Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Burr Pilger Mayer, Inc. as the independent registered public accounting firm of the Company for the year ending December 31, 2016. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker will be permitted to vote your shares for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL II TO RATIFY THE APPOINTMENT OF BURR PILGER MAYER, INC. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

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VOTING AND OTHER MEETING INFORMATION

The proposals have been carefully reviewed by the Company’s Board of Directors.   The Board of Directors unanimously recommends that you vote FOR both proposals.

It is very important that we receive your vote before June 21, 2016, but voting early is preferable.  Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	In addition, you may vote through the Internet by visiting www.proxyvoting.com/viipeaks and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Investor Services (855) 889-1778.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposals and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Annual Meeting.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Annual Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-(855) 889-1778 or write to the Fund at 4 Orinda Way, Suite 125-A, Orinda, CA 94563.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

By Order of the Board of Directors,

Gurpreet S. Chandhoke
Chairman of the Board

Orinda, California

April 28, 2016

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PROXY TABULATOR Phoenix American Financial Services, Inc., 2401 Kerner Blvd, San Rafael, CA 94901

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2) Go to the website www.proxyvoting.com/viipeaks

3) Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-(800) 730-8334

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

[control number]	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Inv Title Line 1 Inv Title Line2 Investor #: XXXX / Card # XXXXXXXXXX Shares Owned: XXXX.XXXX The Board of Trustees recommends you vote FOR the following:

Proposal 1: Appointment of Director:	For		Withhold Authority
Jeya Kumar	☐		☐

Proposal 2: Ratification of independent auditors, Burr Pilger Mayer, Inc.	For	Against	Abstain
	☐	☐	☐

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one Signature is required.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature [Joint Owners]	Date

The Notice and Proxy Statement for this Meeting is available at www.proxyvoting.com/viipeaks.

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[control number]

VII PEAKS CO-OPTIVIST INCOME BDC II, INC.

The undersigned shareholder, revoking prior proxies, of the VII Peaks Co-Optivist Income BDC II, Inc. (the “Fund”) listed above hereby appoints Gurpreet S. Chandhoke and Stephen F. Shea, each of them, as attorneys-in-fact and the proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Annual Meeting of Shareholders to be held at the offices of the Fund’s offices, 4 Orinda Way, Suite 125-A, Orinda, CA 94563 on June 21, 2016, at 10:00 a.m., Pacific Time, and at any  adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

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